FORM 8-K


                     SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 25, 2002
                    Structured Asset Mortgage Investments, Inc.
                 Mortgage Pass-Through certificates, Series 2000-1
              (Exact name of registrant as specified in its charter)



    Delaware               33-44658                      13-3633241
(State or other     Commission File Number)   (IRS Employer Identification No.)
 Jurisdiction of
 incorporation)



                 245 Park Avenue, New York, New York             10167
                (Address of principal executive offices)     (Zip Code)



Registrant's telephone number, including area code:  (347) 643-1000



                          Not Applicable
Former name or former address,  if changed since last report.





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Item 5.       Other Events.


     1. A distribution was made to the Certificateholders of the Structured Asset Mortgage Investments, Inc. Mortgage Pass-Through Certificates, Series 1999-1, on November 25, 2002. The distribution was made pursuant to the provisions of a Pooling and Servicing Agreement dated January 26, 2000, between and among Structured Asset Mortgage Investments, Inc., as Seller, Norwest Bank Minnesota, National Association, as Master Services, and Bankers Trust Company, as Trustee.



Item 7.       Financial Statements and Exhibits.


      c)       Exhibits.


              (28.33) November 25, 2002 - Information on Distribution to Certificateholders.







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SIGNATURE





Pursuant to the requirements of the Securities Exchange Act of 1934,the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                 Structured Asset Mortgage Investments Inc.
                                                     (Registrant)






Date:   December 15, 2002                        By: /S/Samuel Molinaro
                                                     Samuel Molinaro
                                                     Treasurer and Secretary




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                                  Structured Asset Mortgage Investments, Inc.


                                                     FORM 8-K


                                                  CURRENT REPORT


Exhibit Index





Exhibit No.              Description


     (28.33)           November 25, 2002 - Information on
                       Distribution to Certificateholders






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              November 25, 2002 - INFORMATION ON DISTRIBUTION EXHIBIT 28.33
                                 TO CERTIFICATEHOLDERS



Structured Asset Mortgage Investments, Inc
Mortgage Pass-Through Certificates, Series 2000-1



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             Principal Amt.
               Outstanding                                                                           Ending
Certificate     Prior to        Interest      Interest        Principal           Total           Certificate
   Class      Distribution        Rate      Distribution     Distribution      Distribution         Balance

IA1           $70,304,537.39        4.7339%   $272,567.35     $1,703,681.48     $1,976,248.83      $68,600,855.91
IAIO                        0       0.9200%      52,972.08                 0       $52,972.08               $0.00
IB1              4,796,183.69       5.6539%      22,208.34         12,564.63       $34,772.97       $4,783,619.06
IB2                992,336.61       5.6539%       4,594.94          2,599.64        $7,194.58         $989,736.97
IB3                744,228.90       5.6539%       3,446.09          1,949.67        $5,395.76         $742,279.23
IB4                330,810.27       5.6539%       1,531.79            866.63        $2,398.42         $329,943.64
IB5                248,013.51       5.6539%       1,148.41            649.72        $1,798.13         $247,363.79
IB6                573,906.61       5.6539%       2,657.43          1,503.47        $4,160.90         $572,403.14
IIA1            19,804,797.83       7.1419%     115,839.47      2,853,702.09    $2,969,541.56      $16,951,095.74
IIB1             1,901,396.74       7.1419%      11,121.38        123,224.87      $134,346.25       $1,778,171.87
IIB2             1,173,216.37       7.1419%       6,862.21         76,033.28       $82,895.49       $1,097,183.09
IIB3               606,794.84       7.1419%       3,549.18         39,324.89       $42,874.07         $567,469.95
IIB4               364,090.18       7.1419%       2,129.59         23,595.79       $25,725.38         $340,494.39
IIB5               121,385.53       7.1419%         709.99          7,866.70        $8,576.69         $113,518.83
IIB6               283,218.97       7.1419%       1,656.57         18,354.73       $20,011.30         $264,864.24
IIIA1           36,533,075.27       7.0631%     211,326.91      5,205,876.05    $5,417,202.96      $31,327,199.22
IIIB1            3,190,807.17       7.0631%      18,457.34          1,082.19       $19,539.53       $3,189,724.98
IIIB2            1,595,442.92       7.0631%       9,228.90            541.11        $9,770.01       $1,594,901.81
IIIB3              709,059.52       7.0631%       4,101.58            240.48        $4,342.06         $708,819.04
IIIB4              413,572.16       7.0631%       2,392.33            140.27        $2,532.60         $413,431.89
IIIB5              177,323.88       7.0631%       1,025.74             60.14        $1,085.88         $177,263.74
IIIB6              413,644.40       7.0631%       2,392.74            140.29        $2,533.03         $413,504.11
RI                          0       8.3248%              0                 0            $0.00               $0.00
RII                         0       8.3248%              0                 0            $0.00               $0.00

             $145,277,842.76                  $751,920.36    $10,073,998.12    $10,825,918.48     $135,203,844.64



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